UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

Commission File Number: 333-185278

ZEWAR JEWELLERY, INC.
 (Exact name of registrant as specified in its charter)

Nevada	90-0911609
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

318 North Carson Street, Suite 208
Carson City, NV 89701 USA
(Address of principal executive offices)

Tel: (775) 883-0104
Fax: (775) 883-0340
(Registrant’s telephone number, including area code)

Sunshine Building, Adade Faria Road
Margao, Goa, India 403601
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

Previous Independent Accountants

On December 5, 2013, we dismissed LBB & Associates Ltd., LLP (“LLB”), as our independent accountant. The reports of LLB, on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, lack of our generation of revenues, and our stockholders’ deficit and negative working capital. The decision to change independent accountants was approved by our Board of Directors on December 5, 2013.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with LLB, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LLB, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided LLB, with a copy of this disclosure before its filing with the SEC. We requested that LLB, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from LLB, stating that it does agree with the above statements. A copy of such letter, dated as of December 11, 2013 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our Board of Directors appointed Anton & Chia, LLP (“ACLLP”) as our new independent registered public accounting firm effective as of December 5, 2013. During the two most recent fiscal years and through the date of our engagement, we did not consult with ACLLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)      The following exhibits are filed with this report:

Exhibit No.	Description

16.1	Letter from LBB & Associates Ltd., LLP to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zewar Jewellery, Inc.

Dated: December 11, 2013	By:	/s/ Charles Bream
Name: Charles Bream
Title: Chief Executive Officer